EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of SSI Investments II Limited (the "Company") for the period ended October 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Thomas J. McDonald, Chief Financial Officer of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, that, to his knowledge:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

SSI INVESTMENTS II LIMITED

Date: December 14, 2012	By:	/s/ Thomas J. McDonald
Thomas J. McDonald
Chief Financial Officer